SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 11, 2005

OCTEL CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13879	98-0181725
(State or other jurisdictions of Incorporation)	Commission File Number	(I.R.S. employer identification number)

Octel Corp., Global House, Bailey Lane, Manchester, UK	M90 4AA
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: 011 - 44 -161- 498 - 8889

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into and Amendment to a Material Definitive Agreement

On April 8, 2005, Octel Corp. (the “Company”) and Dennis J. Kerrison, the Chief Executive Officer of the Company, (“Mr. Kerrison”) entered into an agreement setting out the terms of Mr. Kerrison’s resignation (the “Agreement”) effective as of April 15, 2005. Except as set out in the Agreement, the terms of Mr. Kerrison’s employment by the Company continue to be governed by the service agreement between the Company and Mr. Kerrison dated May 22, 1998 as previously filed with the Securities and Exchange Commission. Under the Agreement, Mr. Kerrison will receive his salary and bonus for the period up to and including December 31, 2005 and thereafter until May 2007 he will receive his salary and a discretionary bonus as provided for in the service agreement between the Company and Mr. Kerrison dated May 22, 1998. Mr. Kerrison will have 12 months from the date of resignation to exercise any options due to him under the Octel Corp. Performance Related Share Option Plan and the Octel Corp. Company Share Option Plan. Mr. Kerrison will serve as an advisor to the Board until 2007, but under the Agreement, has agreed to resign from any positions he holds as Chief Executive Officer, President, Director, Board member or trustee of the Company or its affiliates. The Agreement is furnished as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective as of April 15, 2005, Mr. Kerrison will resign as the Chief Executive Officer and President of the Company. The press release is furnished as Exhibit 99.2 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

99.1	Agreement between Octel Corp. and Dennis J. Kerrison, dated April 8, 2005, regarding the resignation of Dennis J. Kerrison as Chief Executive Officer and President of Octel Corp.

99.2	Press Release, dated April 11, 2005, announcing the resignation of Dennis J. Kerrison as Chief Executive Officer and President of Octel Corp.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCTEL CORP.

By:	/s/ Andrew Hartley
Name:	Andrew Hartley
Title:	Vice President and General Counsel

Date: April 11, 2005

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EXHIBIT INDEX

Exhibit Number
99.1	Agreement between Octel Corp. and Dennis J. Kerrison, dated April 8, 2005, regarding the resignation of Dennis J. Kerrison as Chief Executive Officer and President of Octel Corp.

99.2	Press Release, dated April 11, 2005, announcing the resignation of Dennis J. Kerrison as Chief Executive Officer and President of Octel Corp.